Exhibit 99.1

QuickLogic Reports 41% Year-over-Year Revenue Growth for Second Quarter Fiscal 2024

SAN JOSE, Calif. – August 13, 2024 - QuickLogic Corporation (NASDAQ: QUIK) (“QuickLogic” or the “Company”), a developer of embedded FPGA (eFPGA) IP, ruggedized FPGAs and Endpoint AI solutions, today announced its financial results for the fiscal second quarter that ended June 30, 2024.

Recent Highlights

•	Awarded $5.26 million third tranche of the Strategic Radiation Hardened FPGA Technology US Government Contract
•	Joined Intel Foundry Accelerator IP and USMAG Alliance Programs to deliver customer-definable eFPGA Hard IP cores optimized for the Intel 18A process node
•	Received a BAE Systems 'Partner 2 Win' Supplier of the Year award in the category of "FAST Labs™ Technology Innovation Partner of the Year"
•	Grew the sales funnel to $189 million
•	Announced new distribution agreement with Spur Microwave Inc. to strengthen presence across the growing India market
•	Announced new distribution agreement with Astute Electronics to expand global reach, supporting customers across Europe, as well as in Australia, Israel, Turkey, and New Zealand
•	Entered into a strategic partnership with CTG to enhance our aerospace and defense supply chain capabilities and to deliver custom solutions, cost savings, and efficiency for Aerospace and Defense
•	SensiML launched its open-source initiative Piccolo AI™, the first open-source AutoML solution for IoT edge AI
•	SensiML released a new Generative AI feature to enhance Data Studio, enabling embedded device developers to utilize text-to-speech ("TTS") and AI voice generation

“QuickLogic's inclusion in Intel Foundry Accelerator IP and USMAG Alliances marked a significant milestone in the Company's strategic growth plan, and we believe this will position QuickLogic as a leading source for eFPGA Hard IP available for Intel 18A technology,” said Brian Faith, CEO of QuickLogic. "In addition to this, we are on schedule to deliver customer-specific eFPGA Hard IP for multiple 12nm designs by the close of 2024 that will be fabricated by two different foundries and execute on the Strategic Radiation Hardened FPGA program for the U.S. Department of Defense."

Fiscal Second Quarter 2024 Financial Results

Total revenue for the second quarter of fiscal 2024 was $4.1 million, an increase of 41.3% compared with the second quarter of 2023 and a decrease of 31.3% compared with the first quarter of 2024.

New product revenue was approximately $3.1 million in the second quarter of 2024, an increase of $0.8 million, or 36.9%, compared with the second quarter of 2023 and a decrease of $1.8 million, or 37.3%, compared with the first quarter of 2024. The increase in new product revenue from the same period a year ago was primarily due to higher eFPGA IP license and professional services revenue due to the next phase of the large eFPGA contract and higher device and royalty revenues.

Mature product revenue was $1.1 million in the second quarter of 2024. This compares to $0.7 million in the second quarter of 2023 and $1.1 million in the first quarter of 2024.

Second quarter 2024 GAAP gross margin was 51.0% compared with 41.2% in the second quarter of 2023 and 66.3% in the first quarter of 2024.

Second quarter 2024 non-GAAP gross margin was 53.1% compared with 44.2% in the second quarter of 2023 and 70.3% in the first quarter of 2024.

Second quarter 2024 GAAP operating expenses were $3.6 million compared with $3.4 million in the second quarter of 2023 and $3.8 million in the first quarter of 2024.

Second quarter 2024 non-GAAP operating expenses were $2.9 million compared with $2.9 million in the second quarter of 2023 and $2.5 million in the first quarter of 2024.

Second quarter 2024 GAAP net loss was ($1.6 million), or ($0.11) per share, compared with a net loss of ($2.3 million), or ($0.17) per share, in the second quarter of 2023, and net income of $0.1 million, or $0.01 per basic and fully diluted share, in the first quarter of 2024.

Second quarter 2024 non-GAAP net loss was ($0.7 million), or ($0.05) per share, compared with a net loss of ($1.7 million), or ($0.12) per share, in the second quarter of 2023 and net income of $1.7 million, or $0.12 per basic share, or $0.11 per diluted share, in the first quarter of 2024.

Conference Call

QuickLogic will hold a conference call at 2:30 p.m. Pacific Time / 5:30 p.m. Eastern Time today, August 13, 2024, to discuss its current financial results. The conference call will be webcast on QuickLogic’s IR Site Events Page at https://ir.quicklogic.com/ir-calendar. To join the live conference, you may dial (877) 300-8521 and international participants should dial (412) 317-6026 by 2:20 p.m. Pacific Time. No Passcode is needed to join the conference call. A recording of the call will be available approximately one hour after completion. To access the recording, please call (844) 512-2921 and reference the passcode 10191341.

The call recording, which can be accessed by phone, will be archived through August 20, 2024, and the webcast will be available for 12 months on the Company's website.

About QuickLogic

QuickLogic is a fabless semiconductor company that develops innovative embedded FPGA (eFPGA) IP, discrete FPGAs, and FPGA SoCs for a variety of industrial, aerospace and defense, edge and endpoint AI, consumer, and computing applications. Our wholly owned subsidiary, SensiML Corporation, completes the end-to-end solution portfolio with AI / ML software that accelerates AI at the edge/endpoint. For more information, visit www.quicklogic.com.

QuickLogic uses its website (www.quicklogic.com), the company blog (https://www.quicklogic.com/blog/), corporate Twitter account (@QuickLogic_Corp), Facebook page (https://www.facebook.com/QuickLogic), and LinkedIn page (https://www.linkedin.com/company/13512/) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and QuickLogic may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor the Company’s website and its social media accounts in addition to following the Company’s press releases, SEC filings, public conference calls, and webcasts.

Non-GAAP Financial Measures

QuickLogic reports financial information in accordance with United States Generally Accepted Accounting Principles, or U.S. GAAP, but believes that non-GAAP financial measures are helpful in evaluating its operating results and comparing its performance to comparable companies. Accordingly, the Company excludes certain charges related to stock-based compensation, in calculating non-GAAP (i) income (loss) from operations, (ii) net income (loss), (iii) net income (loss) per share, and (iv) gross margin percentage. The Company provides this non-GAAP information to enable investors to evaluate its operating results in a manner like how the Company analyzes its operating results and to provide consistency and comparability with similar companies in the Company’s industry.

Management uses the non-GAAP measures, which exclude gains, losses, and other charges that are considered by management to be outside of the Company’s core operating results, internally to evaluate its operating performance against results in prior periods and its operating plans and forecasts. In addition, the non-GAAP measures are used to plan for the Company’s future periods and serve as a basis for the allocation of the Company's resources, management of operations and the measurement of profit-dependent cash, and equity compensation paid to employees and executive officers.

Investors should note, however, that the non-GAAP financial measures used by QuickLogic may not be the same non-GAAP financial measures and may not be calculated in the same manner as that of other companies. QuickLogic does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures alone or as a substitute for financial information prepared in accordance with U.S. GAAP. A reconciliation of U.S. GAAP financial measures to non-GAAP financial measures is included in the financial statements portion of this press release. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of non-GAAP financial measures with their most directly comparable U.S. GAAP financial measures.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding our future profitability and cash flows, expectations regarding our future business and statements regarding the timing, milestones, and payments related to our government contracts, and actual results may differ due to a variety of factors including: delays in the market acceptance of the Company’s new products; the ability to convert design opportunities into customer revenue; our ability to replace revenue from end-of-life products; the level and timing of customer design activity; the market acceptance of our customers’ products; the risk that new orders may not result in future revenue; our ability to introduce and produce new products based on advanced wafer technology on a timely basis; our ability to adequately market the low power, competitive pricing and short time-to-market of our new products; intense competition by competitors; our ability to hire and retain qualified personnel; changes in product demand or supply; general economic conditions; political events, international trade disputes, natural disasters and other business interruptions that could disrupt supply or delivery of, or demand for, the Company’s products; and changes in tax rates and exposure to additional tax liabilities. These and other potential factors and uncertainties that could cause actual results to differ materially from the results contemplated or implied are described in more detail in the Company’s public reports filed with the Securities and Exchange Commission (the "SEC"), including the risks discussed in the “Risk Factors” section in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and in the Company’s prior press releases, which are available on the Company's Investor Relations website at http://ir.quicklogic.com/, and on the SEC website at www.sec.gov/. Additional information will be set forth in the Company's Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024. In addition, please note that the date of this press release is August 13, 2024, and any forward-looking statements contained herein are based on management's current expectations and assumptions that we believe to be reasonable as of this date. We are not obliged to update these statements due to latest information or future events.

QuickLogic and logo are registered trademarks of QuickLogic. All other trademarks are the property of their respective holders and should be treated as such.

Company Contact

Elias Nader

Chief Financial Officer

(408) 990-4000

ir@quicklogic.com

IR Contact

Alison Ziegler

Darrow Associates, Inc.
(201) 220-2678
ir@quicklogic.com

CODE: QUIK-E

 –Tables Follow –

QUICKLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2024	July 2, 2023	March 31, 2024	June 30, 2024	July 2, 2023
Revenue	$4,127	$2,921	$6,007	$10,134	$7,054
Cost of revenue	2,022	1,718	2,024	$4,046	3,461
Gross profit	2,105	1,203	3,983	$6,088	3,593
Operating expenses:
Research and development	1,527	1,505	1,459	$2,986	3,134
Selling, general and administrative	2,095	1,924	2,351	$4,446	3,785
Total operating expense	3,622	3,429	3,810	$7,432	6,919
Operating income (loss)	(1,517)	(2,226)	173	$(1,344)	(3,326)
Interest expense	(40)	(50)	(69)	$(109)	(108)
Interest and other (expense) income, net	1	—	11	$12	(63)
Income (loss) before income taxes	(1,556)	(2,276)	115	$(1,441)	(3,497)
(Benefit from) provision for income taxes	(6)	(7)	7	$1	—
Net income (loss)	$(1,550)	$(2,269)	$108	$(1,442)	$(3,497)
Net income (loss) per share:
Basic	$(0.11)	$(0.17)	$0.01	$(0.10)	$(0.26)
Diluted	$(0.11)	$(0.17)	$0.01	$(0.10)	$(0.26)
Weighted average shares outstanding:
Basic	14,439	13,709	14,177	14,308	13,297
Diluted	14,439	13,709	14,545	14,308	13,297

Note: Net income (loss) equals to comprehensive income (loss) for all periods presented.

QUICKLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(Unaudited)

	June 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$23,266	$24,606
Accounts receivable, net of allowance for doubtful accounts of $24 and $34, as of June 30, 2024 and December 31, 2023, respectively	928	1,625
Contract assets	2,254	3,609
Inventories	1,751	2,029
Prepaid expenses and other current assets	1,686	1,561
Total current assets	29,885	33,430
Property and equipment, net	12,043	8,948
Capitalized internal-use software, net	2,287	2,069
Right of use assets, net	896	981
Intangible assets, net	484	537
Non-marketable equity investment	300	300
Goodwill	185	185
Note receivable	1,229	1,200
Other assets	142	142
TOTAL ASSETS	$47,451	$47,792
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving line of credit	$20,000	$20,000
Trade payables	1,449	4,657
Accrued liabilities	1,277	2,673
Deferred revenue	756	1,052
Notes payable, current	890	946
Lease liabilities, current	266	302
Total current liabilities	24,638	29,630
Long-term liabilities:
Lease liabilities, non-current	609	681
Notes payable, non-current	274	461
Other long-term liabilities	125	125
Total liabilities	25,646	30,897
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 10,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.001 par value; 200,000 authorized; 14,458 and 14,118 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	14	14
Additional paid-in capital	328,788	322,436
Accumulated deficit	(306,997)	(305,555)
Total stockholders’ equity	21,805	16,895
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$47,451	$47,792

QUICKLOGIC CORPORATION

SUPPLEMENTAL RECONCILIATIONS OF US GAAP AND NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts and percentages)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2024	July 2, 2023	March 31, 2024	June 30, 2024	July 2, 2023
US GAAP income (loss) from operations	$(1,517)	$(2,226)	$173	$(1,344)	$(3,326)
Adjustment for stock-based compensation within:
Cost of revenue	88	88	237	325	166
Research and development	197	158	357	554	342
Selling, general and administrative	517	340	969	1,486	793
Non-GAAP income (loss) from operations	$(715)	$(1,640)	$1,736	$1,021	$(2,025)
US GAAP net income (loss)	$(1,550)	$(2,269)	$108	$(1,442)	$(3,497)
Adjustment for stock-based compensation within:
Cost of revenue	88	88	237	325	166
Research and development	197	158	357	554	342
Selling, general and administrative	517	340	969	1,486	793
Non-GAAP net income (loss)	$(748)	$(1,683)	$1,671	$923	$(2,196)
US GAAP net income (loss) per share, basic	$(0.11)	$(0.17)	$0.01	$(0.10)	$(0.26)
Adjustment for stock-based compensation	0.06	0.05	0.11	0.16	0.09
Non-GAAP net income (loss) per share, basic	$(0.05)	$(0.12)	$0.12	$0.06	$(0.17)
US GAAP net income (loss) per share, diluted	$(0.11)	$(0.17)	$0.01	$(0.10)	$(0.26)
Adjustment for stock-based compensation	0.06	0.05	0.10	0.16	0.09
Non-GAAP net income (loss) per share, diluted	$(0.05)	$(0.12)	$0.11	$0.06	$(0.17)
US GAAP gross margin percentage	51.0%	41.2%	66.3%	60.1%	50.9%
Adjustment for stock-based compensation included in cost of revenue	2.1%	3.0%	4.0%	3.2%	2.4%
Non-GAAP gross margin percentage	53.1%	44.2%	70.3%	63.3%	53.3%

QUICKLOGIC CORPORATION

SUPPLEMENTAL DATA

(Unaudited)

	Percentage of Revenue			Change in Revenue
	Q2 2024	Q2 2023	Q1 2024	Q2 2024 to Q2 2023	Q2 2024 to Q1 2024
COMPOSITION OF REVENUE
Revenue by product: (1)
New products	74%	76%	81%	37%	(37)%
Mature products	26%	24%	19%	56%	(5)%
Revenue by geography:
Asia Pacific	10%	16%	12%	(10)%	(44)%
North America	87%	81%	84%	52%	(28)%
Europe	3%	3%	4%	12%	(55)%

_____________________

(1)

New products include all products manufactured on 180 nanometer or smaller semiconductor processes, eFPGA IP intellectual property, professional services, and QuickAI and SensiML AI software as a service (SaaS) revenue. Mature products include all products produced on semiconductor processes larger than 180 nanometer and includes related royalty revenue.